Supplement dated August 19, 2022 to

SUMMARY PROSPECTUS

Dated July 31, 2022

Balanced Fund

Institutional Class (WBAIX)

Investor Class (WBALX)

New Transfer Agent

Effective August 20, 2022, Ultimus Fund Solutions, LLC (“Ultimus”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474 will serve as the Fund’s transfer agent. Accordingly, all references to the transfer agent shall mean Ultimus and all references to any previous transfer agent will be deleted.

As a result of this change, the 3rd paragraph under “Purchase and Sale of Fund Shares” of the Fund’s Summary Prospectus is deleted and replaced with the following:

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 541150, Omaha, Nebraska 68154), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.